ACCRUED EXPENSES	12 Months Ended
Dec. 31, 2019
Payables and Accruals [Abstract]
ACCRUED EXPENSES	ACCRUED EXPENSES

(in thousands of $)	2019	2018
Current tax payable	9,134	12,155
Interest expense	7,036	7,887
Vessel operating and drydocking expenses	6,503	6,824
Administrative expenses	778	363
	23,451	27,229

Current tax payable includes provision for interest and penalties of $0.2 million and $0.1 million for the years ended December 31, 2019 and 2018, respectively. Within current tax payable, $0.6 million of tax payable is expected to be recovered through indemnity clauses relating to past performance of a bareboat charter and operating and services agreement with a charterer. A corresponding asset has been recognized in ‘Other receivables’ (see note 12).